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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 19, 2004

                                 SMARTPROS LTD.
                                 --------------
             (Exact name of Registrant as specified in its charter)


           Delaware                 001-32300                 13-4100476
-----------------------------  --------------------   --------------------------
         (State or other        (Commission File            (IRS Employer
jurisdiction of incorporation)        Number)             Identification No.)



            12 Skyline Drive
           Hawthorne, New York                              10532
---------------------------------------------   --------------------------------
 (Address Of Principal Executive Office)                  (Zip Code)

        Registrant's telephone number, including area code (914) 345-2620
                                                           --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01: OTHER EVENTS

       A. On October 15, 2004, SmartPros Ltd. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release related to a change in the terms of the Company's initial public offering.

       B. On October 19, 2004, SmartPros Ltd. issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The press release announced the effectiveness of the Company's initial public offering.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               SmartPros Ltd.

Dated:  October 19, 2004                       By:    /s/ ALLEN S. GREENE
                                                   -----------------------------
                                                   Allen S. Greene,
                                                   Chief Executive Officer


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